May 1, 2020

BNY MELLON INVESTMENT PORTFOLIOS
-Technology Growth Portfolio

Supplement to Current Summary Prospectus and Prospectus

The following information supersedes and replaces the information contained in "Portfolio Management" in the summary prospectus and "Fund Summary – Portfolio Management" in the prospectus:

The fund's investment adviser is BNY Mellon Investment Adviser, Inc. (BNYM Investment Adviser).

Erik A. Swords and Matthew Jenkin are the fund's primary portfolio managers, a position Mr. Swords has held since March 2019 and Mr. Jenkin has held since May 2020.  Mr. Swords is a director and senior research analyst on the Global Research team at Mellon Investments Corporation (Mellon), an affiliate of BNYM Investment Adviser.  Mr. Jenkin is a senior research analyst at Mellon.  The portfolio managers are also employees of BNYM Investment Adviser.

The following information supersedes and replaces the third paragraph in "Fund Details – Management" in the prospectus:

Erik A. Swords and Matthew Jenkin are the fund's primary portfolio managers responsible for managing the fund's portfolio.  Mr. Swords is a director and senior research analyst on the Global Research team at Mellon Investments Corporation (Mellon), an affiliate of BNYM Investment Adviser, and has been a primary portfolio manager of the fund since March 2019.  He has been employed by Mellon or a predecessor company of Mellon since December 2005, and by BNYM Investment Adviser since 2005.  Mr. Jenkin is a senior research analyst at Mellon.  He has been employed by Mellon or a predecessor company of Mellon since 2015, and by BNYM Investment Adviser since 2015.  Messrs. Swords and Jenkin manage the fund in their capacity as employees of BNYM Investment Adviser.